Exhibit 99.1

Sharps Technology, Inc. Reminds Shareholders to Vote Before Important Shareholder Meeting on March 28, 2025

Voting ‘FOR’ the Proposed Stock Split is Crucial to Keep STSS Listed on Nasdaq and Prevent Delisting to the OTC Markets

NEW YORK, March 20, 2025 (GLOBE NEWSWIRE) — Sharps Technology, Inc. (Nasdaq: STSS) (the “Company” or “Sharps”), an innovative medical device and pharmaceutical packaging company offering patented, best-in-class syringe products, is reminding shareholders to vote their proxy in favor of the Company’s proposal before the shareholder meeting, which is scheduled to be held on March 28, 2025, at 10:00 a.m. Eastern Time. Voting ‘FOR’ the reverse stock split of the Company’s common stock is imperative for Sharps to maintain compliance with Nasdaq’s minimum bid price requirement and ensure that the Company’s common stock remains listed on Nasdaq and is not delisted to the OTC Markets.

If you require any assistance with voting your shares, please contact our proxy solicitation firm at: ADVANTAGE PROXY, INC. | (877) 870-8565E |Email: ksmith@advantageproxy.com.

Robert M. Hayes, Chief Executive Officer, commented on the importance of having a positive shareholder vote: “Please take this important step to protect your investment by voting for the reverse stock split to help ensure that Sharps Technology’s stock remains listed on Nasdaq. Maintaining a Nasdaq listing is crucial for ensuring strong liquidity and providing a broad range of investors the opportunity to trade the stock. If we do not receive the necessary votes, we will be delisted to the OTC Markets, where liquidity could decrease substantially, creating additional challenges for Sharps in meeting its critical goals. We thank the shareholders who have already voted in favor of the reverse stock split proposal and kindly ask those who have not yet voted to please cast their approval today.”

Understanding the Importance of a Positive Vote:

●	Without shareholder approval of the reverse stock split proposal at the March 28, 2025, special shareholder meeting, we expect that our stock will be delisted from Nasdaq in the near future. We have requested a hearing with Nasdaq and at that hearing we will present our plan to complete the reverse stock split to achieve the minimum $1.00 Nasdaq stock price requirement. A positive vote outcome will enable Sharps to maintain its Nasdaq listing and prevent delisting to OTC Markets.

●	If our common stock is delisted from Nasdaq, this could adversely affect the value of the securities that you hold and our trading volume, making it more difficult to buy and sell our securities.

●	If shareholders approve the reverse stock split to remain on Nasdaq, the listing should enable Sharps to maintain the current liquidity profile and ease of trading of its common stock, providing a broad range of investors with the ability to trade. Maintaining a Nasdaq listing also helps sustain interest from analysts and brokers covering and trading Sharps’ securities.

Sharps Technology thanks its current shareholders for their patience during this process, but it is crucial for shareholders to understand that failing to vote yes on this matter will lead to the risk of delisting from Nasdaq, which would result in the stock trading on the OTC Markets. This would not be in the best interest of shareholders, as it could have a significant consequence on market liquidity and impact the Company’s growth initiatives.

HOW YOU CAN HELP:

The Definitive Proxy Statement on Schedule 14A regarding the special meeting of our shareholders (the “Special Meeting”) states that it is scheduled to be held on Friday, March 28, 2025. Shareholders as of the Special Meeting’s record date, January 29, 2025, are entitled to vote at the Special Meeting and are encouraged to submit their proxy votes beforehand. Sharps’ Board of Directors will unanimously vote in favor of the reverse stock split proposal and urges all shareholders to approve the proposal by voting ‘FOR’ the reverse stock split. Please vote your shares ‘FOR’ the proposal today by responding to the proxy materials that were previously sent to all shareholders.”

If you require any assistance with voting your shares, please contact our proxy solicitation firm at the telephone number and email below:

ADVANTAGE PROXY, INC.

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

REVERSE STOCK SPLIT PROCESS:

If the proposal is approved, after the reverse stock split, each shareholder will hold the same percentage interest in the Company as before the reverse stock split; all shareholders will simply hold fewer shares. A reverse stock split decreases the number of our outstanding shares and increases the price per share – and is a mechanism often used by companies to regain and/or maintain compliance with an exchange’s “minimum bid price” listing requirement. For the purpose of regaining compliance with Nasdaq requirements, Nasdaq’s minimum listing price per share is $1.00.

You can read more about the reverse stock split proposal in the Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (SEC) on February 11, 2025, and by visiting www.virtualshareholdermeeting.com/STSS2025SM

A vote ‘FOR’ the proposal will help protect your investment in Sharps Technology and ensure that you can fully benefit from future potential shareholder value creation by maintaining the Company’s Nasdaq listing. We appreciate your continued interest in Sharps Technology and look forward to sharing more with you as developments occur in future communications.

About Sharps Technology:

Sharps Technology is an innovative medical device and pharmaceutical packaging company offering patented, best-in-class smart-safety syringe products to the healthcare industry. The Company’s product lines focus on providing ultra-low waste capabilities, that incorporate syringe technologies that use both passive and active safety features. Sharps also offers products that are designed with specialized copolymer technology to support the prefillable syringe market segment. The Company has a manufacturing facility in Hungary. For additional information, please visit www.sharpstechnology.com and these recent news stories: SecureGard sales agreement, SoloGard sales agreement.

FORWARD-LOOKING STATEMENTS:

This press release contains “forward-looking statements”. Forward-looking statements reflect our current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “poised” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity, and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance, or achievements. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

Investor Contact:

Holdsworth Partners

Adam Holdsworth

Phone: 917-497-9287

Email: info@sharpstechnology.com